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                                                                   Exhibit 10.26

                                                               [BOMBARDIER LOGO]
INVENTORY SECURITY AGREEMENT
AND POWER OF ATTORNEY
                                                                     BOMBARDIER
                                                                         CAPITAL







1. PARTIES: The parties to this Agreement are Bombardier Capital Inc. (BCI) and the Dealer who has signed at the end of this Agreement ("Dealer").

2. ADVANCES: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory (Inventory), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. PAYMENT: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of BCI:
     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI whichever first occurs and will pay such curtailments as BCI may require.
     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.
Under either Plan, Dealer agrees that:
     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.
     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.
     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.
     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

4.  COLLATERAL:
     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

     b) Dealer shall execute and deliver such financing statements and amendments thereto and all further

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          writings as BCI shall request to accomplish the purpose of this
          Agreement and Dealer shall bear all the costs of recording and perfection.

5.    DEALER'S DUTIES: Dealer agrees:
      a) That upon purchase of each item of Inventory. Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.
      b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.
      c) To keep all Collateral in good order, repair and operating condition and to pay all transportation and storage charges on the Collateral.
      d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.
      e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.
      f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.
      g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any "free-flooring period").
      h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.
      i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.
      j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.
      k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.    POWER OF ATTORNEY: Dealer grants to BCI:
      a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.    DEFAULT: The following shall constitute default under this Agreement:
      a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.
      b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

      c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.
      d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.
      e)  BCI in good faith deems itself insecure.

      REMEDIES: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the


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      Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. TIME AND ACKNOWLEDGEMENT: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.

10. ASSIGNMENT: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. MODIFICATION: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. GOVERNING LAW: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. DEALER BUSINESS AND WAREHOUSE ADDRESSES: (Attach a schedule if more space required.)

        See Schedule A attached hereto.






Effective as of the_________day of____________________ 19__.

WITNESS:                                         DEALER:
(OR ATTEST)
                                                 HOMEMAX TENNESSEE, INC.
/s/ L. Curtis McCaskill, Jr.      HOMEMAX
----------------------------  TENNESSEE, INC.
L. Curtis McCaskill, Jr.         CORPORATE
----------------------------       SEAL
Secretary
                                                 By: /s/ Matthew S. Massarelli
                                                    ----------------------------
                                                 Name:  Matthew S. Massarelli

                                                 Title: President

Accepted by:
BOMBARDIER CAPITAL INC.

By: ______________________________________

Title:





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            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP






STATE OF _________________
COUNTY OF _______________




On this the ____ day of ________________,19 ____ before me personally appeared
__________________________ ____________________________________________________
known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

In Witness Whereof I Hereunto set my hand and Official Seal.


                                     __________________________________________
                                                 Notary Public




                ACKNOWLEDGMENT BY DEALER IF A CORPORATION OR LLC

STATE OF          North Carolina
                  ----------------------
COUNTY OF             Wake
                  ----------------------

On this the 29th of October, 1999. before me personally appeared Matthew S. Massarelli who acknowledged himself to be the President of HomeMax Tennessee, Inc., a corporation/LLC, and that he, being authorized by the Board of Directors/Members, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation/LLC by himself.

In Witness Whereof I Hereunto set my hand and Official Seal.


                                                   /s/ Patricia Murphy
                                                --------------------------------
                                                        Notary Public
                                                My Commission expires 10/9/2002





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